Fees Summary	Nov. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 899,210,000
Previously Paid Amount	0
Total Fee Amount	124,180.9
Total Offset Amount	0
Net Fee	$ 124,180.9